Exhibit 99.1
                                 ------------
                Computational Materials and/or ABS Term Sheets

                              ABS New Transaction

                            Computational Materials


                                $1,000,000,000
                                 (Approximate)

                                  CWABS, Inc.
                                   Depositor

                          ASSET-BACKED CERTIFICATES,
                                SERIES 2005-AB2




                          [LOGO OMITTED] Countrywide
                                         HOME LOANS
                          Seller and Master Servicer

     [LOGO OMITTED] Countrywide                                               Computational Materials for
--------------------------------------             Countrywide Asset-Backed Certificates, Series 2005-AB2
       SECURITIES CORPORATION
A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------

The attached tables and other sample pool analyses, together with all other information presented herein (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Countrywide Securities Corporation ("Countrywide Securities") and not by the issuer of the securities or any of its affiliates (other than Countrywide Securities). The issuer of these securities has not prepared or taken part in the preparation of these materials. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information regarding the assets herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Without limiting the foregoing, the collateral information set forth in these Computational Materials, including without limitation the collateral tables which follow, is based only on a sample pool of Mortgage Loans expected to be included in the Trust along with other Mortgage Loans on the Closing Date. In addition, certain Mortgage Loans contained in this sample pool may be deleted from the pool of Mortgage Loans delivered to the Trust on the Closing Date. This sample pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although Countrywide Securities believes the information with respect to the sample pool will be representative of the final pool of Mortgage Loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the sample pool.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting your Countrywide Securities account representative.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                      2

     [LOGO OMITTED] Countrywide                                               Computational Materials for
--------------------------------------             Countrywide Asset-Backed Certificates, Series 2005-AB2
       SECURITIES CORPORATION
A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------

Revised Term Sheet                                                                                       Date: June 2, 2005

                                                    $1,000,000,000 (Approximate)
                                          CWABS Asset-Backed Certificates, Series 2005-AB2

------------ ---------------- --------------- ------------------- -------------------- ------------------- -------------------------
                Principal     WAL (Years)        Payment Window       Expected Ratings    Last Scheduled            Certificate
Class (1)(2)   Balance (3)    Call/Mat (4)     (Mos) Call/Mat(4)     (S&P/Moody's) (5)  Distribution Date              Type
-----          -------        --------         --------------        -------------      -----------------              ----
------------ ---------------- --------------- ------------------- -------------------- ------------------- -------------------------
1-A-1         $439,530,000    2.55 / 2.76       1 - 77 / 1 - 173          AAA/Aaa            Nov 2035        Floating Rate Senior
2-A-1         $160,031,000    0.82 / 0.82       1 - 17 / 1 - 17           AAA/Aaa            May 2025        Floating Rate Senior
2-A-2         $240,093,000    2.82 / 2.82      17 - 64 / 17 - 64          AAA/Aaa            Jun 2034        Floating Rate Senior
2-A-3          $57,346,000    6.24 / 7.91      64 - 77 / 64 - 173         AAA/Aaa            Nov 2035        Floating Rate Senior
M-1            $23,500,000    4.42 / 4.83      38 - 77 / 38 - 126        [AA+/Aa1]           Sep 2035       Floating Rate Mezzanine
M-2            $20,000,000    4.41 / 4.77      38 - 77 / 38 - 118         [AA/Aa2]           Aug 2035       Floating Rate Mezzanine
M-3            $13,500,000    4.40 / 4.72      37 - 77 / 37 - 110        [AA-/Aa3]           Jul 2035       Floating Rate Mezzanine
M-4            $12,000,000    4.38 / 4.65      37 - 77 / 37 - 103         [A+/A1]            Jun 2035       Floating Rate Mezzanine
M-5             $8,000,000    4.38 / 4.58      37 - 77 / 37 - 95           [A/A2]            May 2035       Floating Rate Mezzanine
M-6             $8,000,000    4.38 / 4.49      37 - 77 / 37 - 89          [A-/A3]            Mar 2035       Floating Rate Mezzanine
M-7             $8,000,000    4.34 / 4.35      37 - 77 / 37 - 80        [BBB+/Baa1]          Jan 2035       Floating Rate Mezzanine
B              $10,000,000    3.98 / 3.98      37 - 69 / 37 - 69         [BBB/Baa2]          Aug 2034      Floating Rate Subordinate
------------ ---------------- --------------- ------------------- -------------------- ------------------- -------------------------
  Total:     $1,000,000,000
------------ ---------------- --------------- ------------------- -------------------- ------------------- -------------------------

(1) The Class 1-A-1 Certificates (the "Class 1-A Certificates") are backed primarily by the cashflows from the Group 1 Mortgage Loans, the Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates (collectively, the "Class 2-A Certificates") are backed primarily by the cashflows from the Group 2 Mortgage Loans. Together, the Class 1-A Certificates and Class 2-A Certificates are referred to herein as the "Senior Certificates." Under certain conditions referred to under "Priority of Distributions," cashflows from one loan group may be used to make certain payments to the Senior Certificate(s) related to the other loan group. The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class B Certificates (collectively, the "Subordinate Certificates") are backed by the cashflows from all of the Mortgage Loans.
(2) The margins on the Senior Certificates and the Subordinate Certificates will be equal to 2.0x and 1.5x of their related initial margins, respectively, after the Clean-up Call date.
(3) The principal balance of each Class of Certificates is subject to a 10% variance.
(4)   See "Pricing Prepayment Speed" below.
(5) Rating Agency Contacts: Standard and Poor's,[ Kyle Beauchamp 212-438-2505; Moody's Tamara Zaliznyak 212-553-776].

Trust:                         Asset-Backed Certificates, Series 2005-AB2.

Depositor:                     CWABS, Inc.

Seller:                        Countrywide Home Loans, Inc. ("Countrywide").

Master Servicer:               Countrywide Home Loans Servicing LP.

Underwriters:                  Countrywide Securities Corporation (Lead Manager), Bear Stearns & Co. Inc.
                               (Co-Manager) and Credit Suisse First Boston (Co-Manager).

Trustee:                       The Bank of New York, a New York banking corporation.

Offered Certificates:          The Senior Certificates and the Subordinate Certificates are together referred to herein as the "Offered Certificates" and are expected to be offered as described in the final prospectus supplement.

Non-Offered Certificates:      The "Non-Offered Certificates" consist of the Class C, Class P and Class A-R
                               Certificates.

                               The Offered Certificates and Non-Offered Certificates are together referred to herein as the "Certificates."

Federal Tax Status:            It is anticipated that the Senior Certificates and the Subordinate Certificates
                               will represent ownership of REMIC regular interests for tax purposes.


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                      3

     [LOGO OMITTED] Countrywide                                               Computational Materials for
--------------------------------------             Countrywide Asset-Backed Certificates, Series 2005-AB2
       SECURITIES CORPORATION
A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------

Registration:                  The Offered Certificates will be available in book-entry form through DTC,
                               Clearstream and the Euroclear System.

Statistical Pool
Calculation Date:              June 1, 2005.

Cut-off Date:                  As to any Mortgage Loan, the later of June 1, 2005 and the origination date of such Mortgage Loan.

Expected Pricing Date:         June [3], 2005.

Expected Closing Date:         June 24, 2005.

Expected Settlement Date:      June 24, 2005.

Distribution Date:             The 25th day of each month (or, if not a business day, the next succeeding business day), commencing in July 2005.

Accrued Interest:              The price to be paid by investors for the Senior Certificates and the
                               Subordinate Certificates will not include accrued interest (i.e., settling flat).

Interest Accrual Period:       The "Interest Accrual Period" for each Distribution Date with respect to the
                               Senior Certificates and the Subordinate Certificates will be the period beginning with the previous Distribution Date (or, in the case of the first
                               Distribution Date, the Closing Date) and ending on the day prior to such
                               Distribution Date (calculated on an actual/360 day basis).

ERISA Eligibility:             The Senior Certificates and the Subordinate Certificates are expected to be eligible for purchase by employee benefit plans and similar plans and arrangements that are subject to Title I of ERISA or Section 4975 of the
                               Internal Revenue Code of 1986, as amended, subject to certain considerations.

SMMEA Eligibility:             The Senior Certificates, [the Class M-1, Class M-2, and Class M-3 Certificates]
                               will constitute "mortgage related securities" for the purposes of SMMEA.

Optional Termination:          The "Clean-up Call" may be exercised once the aggregate principal balance of the Mortgage Loans is less than or equal to 10% of the original Pre-Funded
                               Amount and the aggregate principal balance of the Closing Date Pool as of the
                               Cut-off Date.

Pricing Prepayment Speed:      The Senior Certificates and the Subordinate Certificates will be priced based on the following collateral prepayment assumptions:


                               --------------------------------------------------------------------------------
                               Adjustable Rate Mortgage Loans
                               --------------------------------------------------------------------------------
                               100% PPC, which assumes 6% CPR in month 1, an additional 1/11th of 22% CPR for each month thereafter, building to 28% CPR in month 12 and remaining constant at 28% CPR until month 33, increasing to and remaining constant at 50% CPR from month 34 until month 38, decreasing 1/4th of 20% CPR for each month thereafter, decreasing to 30% CPR in Month 42 and remaining constant at 30% CPR from month
                               43 and thereafter; provided, however, the prepayment rate will not exceed 85%
                               CPR per annum in any period for any percentage of PPC.
                               --------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                      4

     [LOGO OMITTED] Countrywide                                               Computational Materials for
--------------------------------------             Countrywide Asset-Backed Certificates, Series 2005-AB2
       SECURITIES CORPORATION
A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------

Mortgage Loans:                The collateral tables included in these Computational Materials as Appendix A represent a statistical pool of Mortgage Loans with scheduled balances as of the Statistical Pool Calculation Date (the "Statistical Pool"). It is expected that (a) additional mortgage loans will be included in the pool of Mortgage
                               Loans delivered to the Trust on the Closing Date and (b) certain Mortgage Loans may be prepaid or otherwise deleted from the pool of Mortgage Loans delivered to the Trust on the Closing Date (the "Closing Date Pool"). The characteristics of the Closing Date Pool will vary from the characteristics of the Statistical
                               Pool described herein, although such difference is not expected to be material.
                               See the attached collateral descriptions for additional information.

                               As of the Statistical Pool Calculation Date, the aggregate principal balance of the Statistical Pool Mortgage Loans was approximately $666,007,564 of which:
                               (i) approximately $329,065,044 were conforming balance adjustable rate mortgage loans made to credit blemished borrowers (the "Group 1 Mortgage Loans") and
                               (ii) approximately $336,942,520 were adjustable rate mortgage loans made to credit blemished borrowers (the "Group 2 Mortgage Loans" and, together with the
                               Group 1 Mortgage Loans, the "Mortgage Loans").

Pre-Funded Amount:             A deposit of not more than $[250,000,000] (the "Pre-Funded Amount") will be made to a pre-funding account (the "Pre-Funding Account") on the Closing Date.
                               From the Closing Date through August [17], 2005 (the "Funding Period"), the
                               Pre-Funded Amount will be used to purchase subsequent mortgage loans (the
                               "Subsequent Mortgage Loans"), which will be included in the Trust to create a final pool of Mortgage Loans (the "Final Pool"). The characteristics of the
                               Final Pool will vary from the characteristics of the Closing Date Pool, although any such difference is not expected to be material. It is expected that, after giving effect to the purchase of Subsequent Mortgage Loans during the Funding Period, the Final Pool of Mortgage Loans will be comprised of approximately [$490,000,000] of Group 1 Mortgage Loans and approximately
                               [$510,000,000] of Group 2 Mortgage Loans. Any portion of the Pre-Funded Amount remaining on the last day of the Funding Period will be distributed as principal on the applicable Senior Certificates on the immediately following
                               Distribution Date.

Pass-Through Rate:             The "Pass-Through Rate" for each class of Senior Certificates and Subordinate
                               Certificates will be equal to the lesser of (a) one-month LIBOR plus the related margin for such class, and (b) the related Net Rate Cap.

Adjusted Net
Mortgage Rate:                 The "Adjusted Net Mortgage Rate" for each Mortgage Loan is equal to the gross mortgage rate of the Mortgage Loan less the sum of (a) the servicing fee rate,
                               (b) with respect to only those loans covered under the MI Policy as described below, the MI premium rate and (c) the trustee fee rate (such sum, the "Expense
                               Fee Rate").

Net Rate Cap:                  The "Net Rate Cap" is generally equal to the following:

                               ---------------- ---------------------------------------------------------------
                               Class
                               ---------------- ---------------------------------------------------------------
                               1-A              The weighted average Adjusted Net Mortgage Rate of the Group
                                                1 Mortgage Loans (adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis).
                               ---------------- ---------------------------------------------------------------
                               2-A              The weighted average Adjusted Net Mortgage Rate of the Group
                                                2 Mortgage Loans (adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis).
                               ---------------- ---------------------------------------------------------------
                               Subordinate      The weighted average of the Adjusted Net Mortgage Rate of the
                               Certificates     Group 1 Mortgage Loans and the Adjusted Net Mortgage Rate
                                                Group 2 Mortgage Loans, in each case, weighted on the basis of the excess of the principal balance of the related Mortgage
                                                Loans plus the amounts in the Pre-Funding Account over the aggregate principal balance of the Class 1-A and Class 2-A
                                                Certificates, as applicable (adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis).
                               ---------------- ---------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                      5

     [LOGO OMITTED] Countrywide                                                     Computational Materials for
--------------------------------------                   Countrywide Asset-Backed Certificates, Series 2005-AB2
       SECURITIES CORPORATION
A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------------

Net Rate Carryover:            For any Class of Senior Certificates or Subordinate Certificates and any
                               Distribution Date, the "Net Rate Carryover" will equal the sum of (a) the excess of (i) the amount of interest that would have accrued thereon if the applicable Pass-Through Rate had not been limited by the applicable Net Rate
                               Cap over (ii) the amount of interest accrued based on the applicable Net Rate
                               Cap, and (b) the aggregate of any unpaid Net Rate Carryover from previous
                               Distribution Dates together with accrued interest thereon at the related
                               Pass-Through Rate (without giving effect to the applicable Net Rate Cap). Net
                               Rate Carryover will be paid to the extent available from proceeds received on the applicable Corridor Contract and Excess Cashflow remaining from both loan groups, as described under the heading "Certificates Priority of Distributions"
                               below.

Corridor Contracts:            The Trust will include three Corridor Contracts for the benefit of the (i)
                               Class 1-A Certificates, (ii) Class 2-A Certificates and (iii) Subordinate
                               Certificates (the "Class 1-A Corridor Contract," "Class 2-A Corridor Contract,"
                               and "Subordinate Corridor Contract," respectively, and, collectively, the
                               "Corridor Contracts"). Payments to the Trust from each Corridor Contract will be calculated based on the lesser of the notional amount of the related
                               Corridor Contract and the principal balance of the related class(es) of
                               Certificates. After the Closing Date, the notional amount of the Corridor
                               Contracts will each amortize down pursuant to the related amortization schedule
                               (as set forth in an appendix hereto) that is generally estimated to decline in relation to the amortization of the related Certificates. With respect to each
                               Distribution Date, payments received on (a) the Class 1-A Corridor Contract will be available to pay the holders of the Class 1-A Certificates any related
                               Net Rate Carryover, (b) the Class 2-A Corridor Contract will be available to pay the holders of the Class 2-A Certificates any related Net Rate Carryover, and (c) the Subordinate Corridor Contract will be available to pay the holders of the Subordinate Certificates any related Net Rate Carryover. Amounts received under each Corridor Contract will be paid to the related Class or
                               Classes of Certificates, pro rata, first based on the certificate principal balances thereof and second based on any remaining unpaid Net Rate Carryover.
                               Any amounts received on the Corridor Contracts on a Distribution Date that are not used to pay any Net Rate Carryover on the related Certificates on such
                               Distribution Date will be distributed to the holder of the Class C Certificates and will not be available for payments of any Net Rate Carryover on any class of Certificates on future Distribution Dates.

Credit Enhancement:            The Trust will include the following credit enhancement mechanisms, each of which is intended to provide credit support for some or all of the Senior
                               Certificates and the Subordinate Certificates, as the case may be:
                                    1)   Subordination
                                    2)   Overcollateralization
                                    3)   Excess Cashflow
                                    4)   Mortgage Insurance

                               --------------------- ------------------- ----------------------- --------------------------
                                                                             Initial Target       Target Subordination at
                                       Class            S&P/Moody's         Subordination (a)            Stepdown
                               --------------------- ------------------- ----------------------- --------------------------
                               Senior Certificates        AAA/Aaa                11.30%                   22.60%
                               --------------------- ------------------- ----------------------- --------------------------
                               M-1                       [AA+/Aa1]                8.95%                   17.90%
                               --------------------- ------------------- ----------------------- --------------------------
                               M-2                        [AA/Aa2]                6.95%                   13.90%
                               --------------------- ------------------- ----------------------- --------------------------
                               M-3                       [AA-/Aa3]                5.60%                   11.20%
                               --------------------- ------------------- ----------------------- --------------------------
                               M-4                        [A+/A1]                 4.40%                    8.80%
                               --------------------- ------------------- ----------------------- --------------------------
                               M-5                         [A/A2]                 3.60%                    7.20%
                               --------------------- ------------------- ----------------------- --------------------------
                               M-6                        [A-/A3]                 2.80%                    5.60%
                               --------------------- ------------------- ----------------------- --------------------------
                               M-7                      [BBB+/Baa1]               2.00%                    4.00%
                               --------------------- ------------------- ----------------------- --------------------------
                               B                         [BBB/Baa2]               1.00%                    2.00%
                               --------------------- ------------------- ----------------------- --------------------------

                               a. Initial Overcollateralization at closing is 0.00%. Does not include any credit for Excess Interest.

Subordination:                 The Subordinate Certificates will be subordinate to, and provide credit support for, the Senior Certificates. Among the Subordinate Certificates, they will rank in priority from highest to lowest in the following order: Class M-1,
                               Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                      6

     [LOGO OMITTED] Countrywide                                                     Computational Materials for
--------------------------------------                   Countrywide Asset-Backed Certificates, Series 2005-AB2
       SECURITIES CORPORATION
A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------------

                               and Class B Certificates, with each subsequent class providing credit support for the prior class or classes, if any.

Overcollateralization:         On the Closing Date, the principal balance of the Mortgage Loans will approximately equal the principal balance of the Certificates. Any realized losses on the Mortgage Loans will be covered first by Excess Cashflow and then by Overcollateralization if any. Beginning in September 2005, Excess Cashflow
                               will be directed to pay principal on the Certificates, resulting in the limited acceleration of the Certificates relative to the amortization of the Mortgage
                               Loans, until the Overcollateralization reaches the Overcollateralization
                               Target. Upon this event, the acceleration feature will cease, unless the amount of Overcollateralization is reduced below the Overcollateralization Target by realized losses.

Overcollateralization
Target:                        The Overcollateralization Target will be equal to zero and will remain at zero through the Distribution Date occurring in August 2005, after which time the required Overcollateralization Target will be equal to 1.00% of the sum of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date and the Pre-Funded Amount (the "Overcollateralization Target"). The initial amount of overcollateralization will be 0.00%.

                               On or after the Stepdown Date, the Overcollateralization Target will be equal to 2.00% of the principal balance of the Mortgage Loans for the related
                               Distribution Date, subject to a floor (the "O/C Floor") of 0.50% of the sum of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date and the Pre-Funded Amount.

Excess Cashflow:               "Excess Cashflow" for any Distribution Date will be equal to the available funds remaining after interest and principal distributions as described under
                               Clauses 1) and 2) of "Certificates Priority of Distributions."

Mortgage Insurance:            As of the Statistical Pool Calculation Date, approximately 46.62% of the
                               Mortgage Loans are covered by a private mortgage insurance policy issued by UGI
                               (the "MI Policy"). For each of these Mortgage Loans, the MI Policy provides insurance coverage of 12% for Loan-to-value ratios of 80.01% to 85.00%, 25% for
                               Loan-to-value ratios of 85.01% to 90.00%, 30% for Loan-to-value ratios of
                               90.01% to 95.00%, and 35% for Loan-to-value ratios of 95.01 to 100.00%.

Trigger Event:                 A "Trigger Event" will be in effect on a Distribution Date on or after the
                               Stepdown Date if either (or both) a Delinquency Trigger or a Cumulative Loss
                               Trigger is in effect on such Distribution Date.

Delinquency Trigger:           With respect to the Certificates, a "Delinquency Trigger" will be in effect on a Distribution Date on or after the Stepdown Date if the three month rolling average 60+ day delinquency percentage (including bankruptcy, foreclosure, and
                               REO) for the outstanding Mortgage Loans equals or exceeds 40.00% of the Senior
                               Enhancement Percentage. As used above, the "Senior Enhancement Percentage" with respect to any Distribution Date is the percentage equivalent of a fraction, the numerator of which is equal to: (a) the excess of (i) the aggregate current principal balance of the Mortgage Loans for the preceding Distribution Date, over (ii) the aggregate certificate principal balance of the most senior class or classes of Certificates as of the preceding master servicer advance date, and the denominator of which is equal to (b) the aggregate current principal balance of the Mortgage Loans for the preceding Distribution Date.

Cumulative Loss Trigger:       A "Cumulative Loss Trigger" will be in effect on a Distribution Date on or after the Stepdown Date if the aggregate amount of realized losses on the
                               Mortgage Loans exceeds the applicable percentage of the sum of the Cut-off Date
                               Principal Balance of the Mortgage Loans and the Pre-Funded Amount, as set forth below:

                                Period (month)            Percentage
                                --------------            ----------
                                37 - 48                   [1.50]% with respect to July 2008, plus an additional


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                      7

     [LOGO OMITTED] Countrywide                                                     Computational Materials for
--------------------------------------                   Countrywide Asset-Backed Certificates, Series 2005-AB2
       SECURITIES CORPORATION
A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------------

                                                          1/12th of [0.75]% for each month thereafter
                                49 - 60                   [2.25]% with respect to July 2009, plus an additional
                                                          1/12th of [0.50]% for each month thereafter
                                61 - 72                   [2.75]% with respect to July 2010, plus an additional
                                                          1/12th of [0.25]% for each month thereafter
                                73+                       [3.00]%

Stepdown Date:                 The later to occur of:
                                         a.  the Distribution Date in July 2008.
                                         b.  the first Distribution Date on which the aggregate principal balance of the Senior Certificates is less than or equal to 77.40% of the aggregate principal balance of the Mortgage Loans for such
                                             Distribution Date.

Allocation of Losses:          Any realized losses on the Mortgage Loans (after collections on the MI Policy)
                               not covered by Excess Interest or Overcollateralization will be allocated to each class of Subordinate Certificates, in the following order: to the Class B,
                               Class M-7, Class M-6, Class M-5, Class M-4, Class M-3, Class M-2 and Class M-1
                               Certificates, in that order, in each case until the respective certificate principal balance of such class has been reduced to zero.

Certificates Priority
of Distributions:              Available funds from the Mortgage Loans will be distributed in the following order of priority:

                               1) Interest funds sequentially, as follows: (i) concurrently, (a) from interest collections related to the Group 1 Mortgage Loans to pay the Class 1-A
                               Certificates current and unpaid interest, and (b) from interest collections related to the Group 2 Mortgage Loans, to the Class 2-A Certificates, pro rata based on their respective entitlements, current and unpaid interest, (ii) from any remaining interest funds related to all of the Mortgage Loans to pay the
                               Senior Certificates, any remaining current and unpaid interest as described in the prospectus supplement, and (iii) from any remaining interest funds related to all of the Mortgage Loans, current interest sequentially to the Class M-1,
                               Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class B
                               Certificates;
                               2) Principal funds, sequentially, as follows: (i) concurrently, (a) from principal collections related to the Group 1 Mortgage Loans to pay the Class
                               1-A Certificates and (b) from principal collections related to the Group 2
                               Mortgage Loans to the Class 2-A Certificates (as described below under
                               "Principal Paydown" and "Class 2-A Principal Distributions" below), then (ii)
                               from any remaining principal funds related to all of the Mortgage Loans sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5,
                               Class M-6, Class M-7 and Class B Certificates, each as described more fully under "Principal Paydown" below;
                               3) Any Excess Cashflow to the Senior Certificates and/or the Subordinate
                               Certificates (as applicable) to build or restore Overcollateralization as described under "Overcollateralization Target" and "Principal Paydown,"
                               respectively;
                               4) Any remaining Excess Cashflow to pay (a) any unpaid interest, then (b) to pay any unpaid realized loss amounts sequentially for each class, to the Class
                               M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class
                               B Certificates;
                               5) Any remaining Excess Cashflow to pay Net Rate Carryover for each class of
                               Senior Certificates and Subordinate Certificates still remaining unpaid after application of amounts received under the applicable Corridor Contract (as described above), payable on a pro rata basis, first based on the certificate principal balances thereof and second based on any remaining unpaid Net Rate
                               Carryover; and
                               6) To the Non-Offered Certificates, any remaining amount as described in the
                               Pooling and Servicing Agreement.


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                      8

     [LOGO OMITTED] Countrywide                                                     Computational Materials for
--------------------------------------                   Countrywide Asset-Backed Certificates, Series 2005-AB2
       SECURITIES CORPORATION
A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------------

Principal Paydown:             Prior to the Stepdown Date or if a Trigger Event is in effect on any
                               Distribution Date, 100% of the available principal funds from each Loan Group will be paid to the related Senior Certificates, provided, however, that if the
                               Senior Certificates have been retired, such amounts will be applied sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5,
                               Class M-6, Class M-7 and Class B Certificates. If, prior to the Stepdown Date or in a period when a Trigger Event is in effect, one group of Senior
                               Certificates are retired prior to the other group of Senior Certificates, 100%
                               of the principal collections on the related Mortgage Loans will be paid to the remaining Senior Certificates until they are retired (as described in the prospectus supplement).

                               On any Distribution Date on or after the Stepdown Date, and if a Trigger Event is not in effect on such Distribution Date, all the Senior Certificates and the
                               Subordinate Certificates will be entitled to receive payments of principal in the following order of priority: (i) first, concurrently and pro rata based on the related principal distribution amount to be paid to such class, to (a) the
                               Class 1-A Certificates and (b) the Class 2-A Certificates (as described below under "Class 2-A Principal Distributions" below), such that the Senior
                               Certificates in the aggregate will have 22.60% Subordination, (ii) second, to the Class M-1 Certificates such that the Class M-1 Certificates will have
                               17.90% Subordination, (iii) third, to the Class M-2 Certificates such that the
                               Class M-2 Certificates will have 13.90% Subordination, (iv) fourth, to the
                               Class M-3 Certificates such that the Class M-3 Certificates will have 11.20%
                               Subordination, (v) fifth, to the Class M-4 Certificates such that the Class M-4
                               Certificates will have 8.80% Subordination, (vi) sixth, to the Class M-5
                               Certificates such that the Class M-5 Certificates will have 7.20%
                               Subordination, (vii) seventh, to the Class M-6 Certificates such that the Class
                               M-6 Certificates will have 5.60% Subordination, (viii) eighth, to the Class M-7
                               Certificates such that the Class M-7 Certificates will have 4.00%
                               Subordination, (ix) ninth, to the Class B Certificates such that the Class B
                               Certificates will have 2.00% Subordination; provided, however, that the subordination will be subject to the O/C Floor.

Class 2-A
Principal Distributions:       Principal distributed on the Class 2-A Certificates will be applied sequentially, to the Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates, in
                               that order, in each case until the certificate principal balances thereof are reduced to zero.

                               Provided, however, that if (i) the aggregate certificate principal balance of the Senior Certificates is greater than the sum of the aggregate principal balance of all the Mortgage Loans and any remaining portion of the Pre-Funded
                               Amount and (ii) the aggregate certificate principal balance of the Class 2-A
                               Certificates is greater than the sum of the aggregate principal balance of the
                               Mortgage Loans and any remaining portion of the Pre-Funded Amount allocable to
                               Loan Group 2, the distributions on the Class 2-A Certificates will be made pro rata based on the certificate principal balances of the Class 2-A Certificates.

 Discount Margin Tables, Corridor Contracts Schedule, Available Funds Schedules and Collateral Tables to Follow


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                      9

     [LOGO OMITTED] Countrywide                                               Computational Materials for
--------------------------------------             Countrywide Asset-Backed Certificates, Series 2005-AB2
       SECURITIES CORPORATION
A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------

                        Discount Margin Tables (%) (1)
           Class 1-A-1 (To Call)
           -----------------------------------------------------------------------------------
                Margin                   0.22%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   22         22         22         22         22
           ===================================================================================
            WAL (yr)                      5.03       3.41       2.55       2.01       1.63
            MDUR (yr)                     4.40       3.12       2.39       1.91       1.56
            First Prin Pay               Jul05      Jul05      Jul05      Jul05      Jul05
            Last Prin Pay                Oct18      Apr14      Nov11      Apr10      Mar09
           -----------------------------------------------------------------------------------
           Class 1-A-1 (To Maturity)


           -----------------------------------------------------------------------------------
                Margin                   0.22%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   23         23         23         23         23
           ===================================================================================
            WAL (yr)                      5.41       3.69       2.76       2.17       1.75
            MDUR (yr)                     4.62       3.31       2.55       2.05       1.67
            First Prin Pay               Jul05      Jul05      Jul05      Jul05      Jul05
            Last Prin Pay                Jul31      Nov24      Nov19      Jul16      Feb14
           -----------------------------------------------------------------------------------


           Class 2-A-1 (To Call)
           -----------------------------------------------------------------------------------
                Margin                   0.08%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   8          8          8          8          8
           ===================================================================================
            WAL (yr)                      1.41       1.02       0.82       0.70       0.62
            MDUR (yr)                     1.37       1.00       0.81       0.69       0.61
            First Prin Pay               Jul05      Jul05      Jul05      Jul05      Jul05
            Last Prin Pay                Feb08      May07      Nov06      Sep06      Jul06
           -----------------------------------------------------------------------------------


           Class 2-A-1 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                   0.08%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   8          8          8          8          8
           ===================================================================================
            WAL (yr)                      1.41       1.02       0.82       0.70       0.62
            MDUR (yr)                     1.37       1.00       0.81       0.69       0.61
            First Prin Pay               Jul05      Jul05      Jul05      Jul05      Jul05
            Last Prin Pay                Feb08      May07      Nov06      Sep06      Jul06
           -----------------------------------------------------------------------------------



(1) See definition of Pricing Prepayment Speed above.




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                      10

     [LOGO OMITTED] Countrywide                                               Computational Materials for
--------------------------------------             Countrywide Asset-Backed Certificates, Series 2005-AB2
       SECURITIES CORPORATION
A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------

           Class 2-A-2 (To Call)
           -----------------------------------------------------------------------------------
                Margin                   0.21%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   21         21         21         21         21
           ===================================================================================
            WAL (yr)                      5.53       3.75       2.82       2.23       1.87
            MDUR (yr)                     4.97       3.49       2.67       2.14       1.81
            First Prin Pay               Feb08      May07      Nov06      Sep06      Jul06
            Last Prin Pay                Oct16      Nov12      Oct10      Jul09      Apr08
           -----------------------------------------------------------------------------------


           Class 2-A-2 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                   0.21%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   21         21         21         21         21
           ===================================================================================
            WAL (yr)                      5.53       3.75       2.82       2.23       1.87
            MDUR (yr)                     4.97       3.49       2.67       2.14       1.81
            First Prin Pay               Feb08      May07      Nov06      Sep06      Jul06
            Last Prin Pay                Oct16      Nov12      Oct10      Jul09      Apr08
           -----------------------------------------------------------------------------------


           Class 2-A-3 (To Call)
           -----------------------------------------------------------------------------------
                Margin                   0.34%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   34         34         34         34         34
           ===================================================================================
            WAL (yr)                     13.01       8.61       6.24       4.71       3.37
            MDUR (yr)                    10.43       7.42       5.60       4.34       3.17
            First Prin Pay               Oct16      Nov12      Oct10      Jul09      Apr08
            Last Prin Pay                Oct18      Apr14      Nov11      Apr10      Mar09
           -----------------------------------------------------------------------------------


           Class 2-A-3 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                   0.34%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   39         40         40         41         41
           ===================================================================================
            WAL (yr)                     16.08      10.89       7.91       6.01       4.35
            MDUR (yr)                    12.15       8.95       6.84       5.37       3.99
            First Prin Pay               Oct16      Nov12      Oct10      Jul09      Apr08
            Last Prin Pay                Jul31      Nov24      Nov19      Jul16      Feb14
           -----------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                      11

     [LOGO OMITTED] Countrywide                                               Computational Materials for
--------------------------------------             Countrywide Asset-Backed Certificates, Series 2005-AB2
       SECURITIES CORPORATION
A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------

           Class M-1 (To Call)
           -----------------------------------------------------------------------------------
                Margin                   0.45%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   45         45         45         45         45
           ===================================================================================
            WAL (yr)                      8.82       5.82       4.42       3.83       3.75
            MDUR (yr)                     7.41       5.17       4.06       3.57       3.50
            First Prin Pay               Sep09      Jul08      Aug08      Oct08      Feb09
            Last Prin Pay                Oct18      Apr14      Nov11      Apr10      Mar09
           -----------------------------------------------------------------------------------


           Class M-1 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                   0.45%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   46         47         47         46         47
           ===================================================================================
            WAL (yr)                      9.59       6.37       4.83       4.15       4.14
            MDUR (yr)                     7.85       5.55       4.36       3.82       3.83
            First Prin Pay               Sep09      Jul08      Aug08      Oct08      Feb09
            Last Prin Pay                Apr26      Oct19      Dec15      Jun13      Sep11
           -----------------------------------------------------------------------------------


           Class M-2 (To Call)
           -----------------------------------------------------------------------------------
                Margin                   0.47%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   47         47         47         47         47
           ===================================================================================
            WAL (yr)                      8.82       5.82       4.41       3.75       3.60
            MDUR (yr)                     7.40       5.17       4.04       3.49       3.37
            First Prin Pay               Sep09      Jul08      Aug08      Sep08      Nov08
            Last Prin Pay                Oct18      Apr14      Nov11      Apr10      Mar09
           -----------------------------------------------------------------------------------


           Class M-2 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                   0.47%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   48         48         49         48         48
           ===================================================================================
            WAL (yr)                      9.53       6.32       4.77       4.04       3.82
            MDUR (yr)                     7.81       5.52       4.32       3.73       3.56
            First Prin Pay               Sep09      Jul08      Aug08      Sep08      Nov08
            Last Prin Pay                Mar25      Dec18      Apr15      Dec12      Apr11
           -----------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                      12

     [LOGO OMITTED] Countrywide                                               Computational Materials for
--------------------------------------             Countrywide Asset-Backed Certificates, Series 2005-AB2
       SECURITIES CORPORATION
A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------

           Class M-3 (To Call)
           -----------------------------------------------------------------------------------
                Margin                   0.50%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   50         50         50         50         50
           ===================================================================================
            WAL (yr)                      8.82       5.82       4.40       3.71       3.45
            MDUR (yr)                     7.39       5.16       4.03       3.45       3.24
            First Prin Pay               Sep09      Jul08      Jul08      Aug08      Oct08
            Last Prin Pay                Oct18      Apr14      Nov11      Apr10      Mar09
           -----------------------------------------------------------------------------------


           Class M-3 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                   0.50%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   51         51         51         51         51
           ===================================================================================
            WAL (yr)                      9.45       6.26       4.72       3.96       3.65
            MDUR (yr)                     7.75       5.47       4.27       3.66       3.40
            First Prin Pay               Sep09      Jul08      Jul08      Aug08      Oct08
            Last Prin Pay                Jan24      Jan18      Aug14      Jun12      Nov10
           -----------------------------------------------------------------------------------


           Class M-4 (To Call)
           -----------------------------------------------------------------------------------
                Margin                   0.65%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   65         65         65         65         65
           ===================================================================================
            WAL (yr)                      8.82       5.82       4.38       3.68       3.37
            MDUR (yr)                     7.34       5.14       4.00       3.42       3.15
            First Prin Pay               Sep09      Jul08      Jul08      Aug08      Sep08
            Last Prin Pay                Oct18      Apr14      Nov11      Apr10      Mar09
           -----------------------------------------------------------------------------------


           Class M-4 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                   0.65%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   66         67         67         67         66
           ===================================================================================
            WAL (yr)                      9.35       6.19       4.65       3.89       3.53
            MDUR (yr)                     7.64       5.39       4.20       3.59       3.29
            First Prin Pay               Sep09      Jul08      Jul08      Aug08      Sep08
            Last Prin Pay                Dec22      Apr17      Jan14      Dec11      Jul10
           -----------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                      13

     [LOGO OMITTED] Countrywide                                               Computational Materials for
--------------------------------------             Countrywide Asset-Backed Certificates, Series 2005-AB2
       SECURITIES CORPORATION
A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------

           Class M-5 (To Call)
           -----------------------------------------------------------------------------------
                Margin                   0.68%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   68         68         68         68         68
           ===================================================================================
            WAL (yr)                      8.82       5.82       4.38       3.68       3.31
            MDUR (yr)                     7.33       5.13       3.99       3.41       3.10
            First Prin Pay               Sep09      Jul08      Jul08      Jul08      Aug08
            Last Prin Pay                Oct18      Apr14      Nov11      Apr10      Mar09
           -----------------------------------------------------------------------------------


           Class M-5 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                   0.68%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   69         69         69         69         69
           ===================================================================================
            WAL (yr)                      9.22       6.09       4.58       3.83       3.43
            MDUR (yr)                     7.56       5.32       4.15       3.54       3.20
            First Prin Pay               Sep09      Jul08      Jul08      Jul08      Aug08
            Last Prin Pay                Oct21      May16      May13      Jun11      Feb10
           -----------------------------------------------------------------------------------


           Class M-6 (To Call)
           -----------------------------------------------------------------------------------
                Margin                   0.71%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   71         71         71         71         71
           ===================================================================================
            WAL (yr)                      8.82       5.82       4.38       3.64       3.31
            MDUR (yr)                     7.31       5.12       3.99       3.38       3.10
            First Prin Pay               Sep09      Jul08      Jul08      Jul08      Aug08
            Last Prin Pay                Oct18      Apr14      Nov11      Apr10      Mar09
           -----------------------------------------------------------------------------------


           Class M-6 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                   0.71%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   72         72         72         72         72
           ===================================================================================
            WAL (yr)                      9.05       5.98       4.49       3.73       3.38
            MDUR (yr)                     7.45       5.24       4.08       3.45       3.15
            First Prin Pay               Sep09      Jul08      Jul08      Jul08      Aug08
            Last Prin Pay                Sep20      Aug15      Nov12      Jan11      Oct09
           -----------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                      14

     [LOGO OMITTED] Countrywide                                               Computational Materials for
--------------------------------------             Countrywide Asset-Backed Certificates, Series 2005-AB2
       SECURITIES CORPORATION
A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------

           Class M-7 (To Call)
           -----------------------------------------------------------------------------------
                Margin                   1.20%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                  120        120        120        120        120
           ===================================================================================
            WAL (yr)                      8.75       5.76       4.34       3.61       3.24
            MDUR (yr)                     7.09       5.00       3.90       3.31       3.00
            First Prin Pay               Sep09      Jul08      Jul08      Jul08      Jul08
            Last Prin Pay                Oct18      Apr14      Nov11      Apr10      Mar09
           -----------------------------------------------------------------------------------


           Class M-7 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                   1.20%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                  120        120        120        120        120
           ===================================================================================
            WAL (yr)                      8.77       5.78       4.35       3.62       3.24
            MDUR (yr)                     7.11       5.01       3.91       3.32       3.01
            First Prin Pay               Sep09      Jul08      Jul08      Jul08      Jul08
            Last Prin Pay                Jun19      Sep14      Feb12      Jul10      May09
           -----------------------------------------------------------------------------------

           Class B (To Call)
           -----------------------------------------------------------------------------------
                Margin                   1.25%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                  125        125        125        125        125
           ===================================================================================
            WAL (yr)                      8.02       5.27       3.98       3.34       3.10
            MDUR (yr)                     6.63       4.64       3.61       3.09       2.88
            First Prin Pay               Sep09      Jul08      Jul08      Jul08      Jul08
            Last Prin Pay                Aug17      Jun13      Mar11      Nov09      Oct08
           -----------------------------------------------------------------------------------


           Class B (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                   1.25%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                  125        125        125        125        125
           ===================================================================================
            WAL (yr)                      8.02       5.27       3.98       3.34       3.10
            MDUR (yr)                     6.63       4.64       3.61       3.09       2.88
            First Prin Pay               Sep09      Jul08      Jul08      Jul08      Jul08
            Last Prin Pay                Aug17      Jun13      Mar11      Nov09      Oct08
           -----------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                      15